UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
McKesson Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

2013 Annual Meeting of Stockholders July 9, 2013

Executive Summary
Strong Performance
Over the past five years, McKesson has delivered returns that exceeded both our compensation peers and the
S&P 500
In FY 2013, we generated operating cash flows of $2.5 billion, completed acquisitions valued at $2.5 billion and ended the year with $2.5 billion in cash and cash equivalents
Substantial
Improvements to
Pay Program
More closely aligned pay and performance and reduced total direct compensation
Further explained and adjusted where appropriate the prevalence of, and rationale for selecting, our financial metrics
Continued to set ambitious targets for performance-based pay
Significant
Investor Outreach
and Response
We routinely engage with investors to better understand their concerns and address their expectations
In response, the Board and senior management recently made substantial compensation and governance changes
Reduction of Total
Compensation Levels
Effective Independent
Oversight and
Strong Corporate
Governance Practices
We have a strong, independent Board that effectively governs the Company, listens and responds to stockholder concerns, and has overseen tremendous stockholder value creation
The directors have also exercised independent oversight of pay through our Compensation Committee, which has retained both independent legal counsel and an independent compensation consultant and adopted emerging best practices
We are aligned with best practices in corporate governance with, among recent enhancements, the addition of a lead independent director with robust powers and responsibilities
We ask for your support at our 2013 Annual Meeting of Stockholders
*  Total direct compensation refers to the total compensation disclosed in the 2013 Summary Compensation Table minus the amount displayed under the column entitled “Change in Pension Value and Nonqualified Deferred Compensation Earnings.”
Stock price appreciated by 64% while average total direct NEO compensation decreased by 18% since the end of fiscal year 2010*
Reduced payout opportunities under our long-term incentive program

A History of Strong, Sustained Performance
CEO Oversaw
Turnaround
Mr. Hammergren became co-CEO in 1999, CEO in 2001 and Chairman in 2002
Turned the Company around from period of crisis in 1999 to a market leader
Currently number 14 on the Fortune 500
Over a Decade
of Sustained
Performance
for Investors
Mr. Hammergren’s tenure as CEO is marked by sustained, long-term performance
Cumulative total stockholder return of 468% from FY 2001 through FY 2013
Stock is currently trading near a record high price
A Company and
Executive Team
That Have Been
Successful for
Investors
The incremental higher pay for McKesson executives has proven beneficial to investors who have experienced significant returns throughout this executive team’s tenure
As the Compensation Committee moderates pay in the face of strong Company performance, it’s important to remember that the executive team has a consistent track record of performance
Our CEO, executive team and experienced Board of Directors
turned the Company around during a time of crisis and have driven tremendous, long-term value for investors ever since

A Stronger Return on Investment vs. Peers
Investors received
a return of more
than 2X on their
investment in
McKesson
*
*  Total
stockholder return assumes $100 invested at the close of trading on March 31, 2008 (the close of our fiscal year) and the reinvestment of dividends when paid.
McKesson strongly outperformed both
the S&P 500 and its peers over the last five years
$100.00  $100.00
$100.00
$132.64
$176.31
$216.44
S&P 500 Compensation Peer
Group
McKesson
FY 2008 FY 2012

Director Nominee:
Alton F. Irby III
Demonstrated
Leadership
Mr. Irby has more than 35 years of experience serving on the boards of a variety of companies, including a number of public companies in the United States and Europe
He has demonstrated leadership experience and strong entrepreneurial talent
Having served on McKesson’s Board of Directors since 1999, he offers important institutional knowledge and experience
Expert in
Financial
Services and
Capital Markets
Mr. Irby has more than 40 years of experience in financial services and capital markets, having served as chief executive officer or founding partner of several investment and investment banking firms in the United States and Europe
His financial and capital markets experience spans several industries
His experience includes areas of importance to McKesson, including acquisitions, divestitures and international transactions
Leader of
Committee
Implementing
Changes
As chair of McKesson’s Compensation Committee, Mr. Irby led the Board’s initiative to make substantial changes to the Company’s executive compensation program, demonstrating a serious commitment to contemporary best practices in response to investor feedback
Mr. Irby’s accomplished career in a variety of leadership roles and the significant program and policy changes implemented under his leadership make him a valuable Board member and leader of the Compensation Committee

Director Nominee:
Jane E. Shaw
Wealth of
Experience
As a former Chairman and CEO, Dr. Shaw brings exceptional leadership, business management and director experience in the healthcare industry
Dr. Shaw had a distinguished career on Intel’s board, with 19 years of service including steering the company through compliance with the 2002 Sarbanes-Oxley Act and being named Intel’s first non-executive chairman in 2009
Poise and
Stability in Time
of Crisis
With her strong financial background, valuable leadership skills and methodical scientific training, Dr. Shaw helped navigate a positive course for the Company in the aftermath of the difficult HBO & Co. acquisition
Dr. Shaw was named a 2010 Outstanding Director by the Outstanding Directors Exchange
and a 2013 Outstanding Director by the San Francisco Business Times and the Silicon
Valley Business Journal
Strong
Institutional
Knowledge
Dr. Shaw’s strong institutional knowledge helped position McKesson as a leader in the healthcare industry, and as chair of the Governance Committee, guided our adoption of best practices in corporate governance
Dr. Shaw’s commitment to sound corporate governance practices has been recognized by the major proxy advisory firms, which have consistently given McKesson high marks
Dr. Shaw’s distinguished executive career and wealth of
experience as a director during challenging times makes her an outstanding Board member and leader of the Governance Committee

Tremendous
Industry
Knowledge and
Experience
Mr. Hammergren has over 30 years of business and leadership experience in the healthcare space
Mr. Hammergren recently served as Chairman of the Healthcare Leadership Council, a coalition of chief executives of the nation’s leading healthcare companies and organizations
With 17 years at McKesson, Mr. Hammergren has a deep understanding of McKesson’s customer base, workforce, competition, challenges and opportunities
Exceptional
Leadership Skills
and Consistent
Delivery of
Outstanding
Returns to
Stockholders
Under Mr. Hammergren’s leadership, the Company has experienced exceptional growth and success
Annual Revenues
FY 1999 FY 2013
$30bn
$122bn
Market Capitalization
FY 1999 FY 2013
$8bn
$25bn
Increased
more than 3X
Mr. Hammergren has a strong track
record of creating tremendous stockholder value
Adjusted EPS Growth*
FY 2007
FY 2013
$3.02
$6.33
13% CAGR
Increased
more than 4X
Director Nominee:
John H. Hammergren
Reflects non-GAAP information calculated on an Adjusted Earnings basis.  A reconciliation to GAAP is available in the 2013 proxy statement and on the
Company’s  website under the “Investors” tab.
*

A Distinguished and Experienced Board
Leadership and
business experience in
the healthcare industry
Strategic planning
and financial expertise
Legal and
regulatory experience
International
business experience
Former healthcare
professionals
Public and private
company directorships
Experience with
legislative initiatives
Former Chief
Executive Officers and
Chief Financial Officers
A Board that engages with
stockholders, responds to their
views and expectations and
incorporates their feedback
Retain our talented Board; vote FOR each director nominee

Investor Outreach and Response
We heard the message delivered by our stockholders and
made changes to our compensation program and governance
practices to address investor issues and concerns
We engaged with our investors throughout 2012 and 2013, holding discussions with, among others:
• Large institutional investors
• Labor union funds
• Pension funds
• Proxy advisors
Feedback from stockholders was clear:
• Moderate total levels of executive compensation
• More closely align pay and performance
•
Further explain and adjust where appropriate the prevalence of, and rationale for selecting, financial metrics
• Describe the role of stockholder return in our incentive program
• As to governance practices, allow stockholders to take action between annual meetings and enhance independent director leadership
We listened to our investors:
• Our Compensation Committee embarked on a measured multi-year effort to balance pay and performance with executive retention by reducing pay levels and implementing a number of important changes to our pay practices that resulted in lower compensation for our CEO and other NEOs
• Our Governance Committee recommended, and the Board approved, (i) by-law provisions, subject to stockholder approval, to give stockholders the right to call a special meeting, and (ii) a lead independent director structure

Reduction of Total Compensation Levels:
FY 2010 to FY 2013
Stock
Appreciation
Average Decrease in
NEO Total Direct
Compensation
Since the end of FY 2010, McKesson’s stock price has risen
while average NEO total direct compensation has decreased
64%
-18%

Moderation of Total Compensation Levels
Base
Salaries
Maintained CEO base pay since May 2010, NEO base pay since
May 2011
Long-Term
Incentive
Plan
Reduced the maximum payout opportunity for executive officers by 33%, effective for the FY 2012 – FY 2014 performance period
Reduced the target payout opportunity for FY 2013 – FY 2015
by 5% from last year
Performance
RSUs
Reduced the maximum payout opportunity by 9% from last year
Reduced Performance RSU target grant amounts by an average
of 4% from last year
Option
Awards
Reduced the grant date value of option awards by an average
of 5% from last year
We heard our investors’ views about the level of total compensation and responded by reducing almost every element of our pay program

Closer Alignment of Pay and Performance
• Established increasingly ambitious targets that reflect Company performance
• Made a significant portion of our NEOs' target direct compensation (67%) equity-based
Added Financial Metrics and Enhanced Explanation
• Added several new metrics that correlate to operational success, including EBITDA, ROIC and operating cash flow, which we believe fuel greater stockholder return
• Additional metrics selected through analysis of historical trends, incentive design features and performance of comparable U.S. companies, analyst expectations and investor feedback
• Performance targets are thoughtfully set to reflect true Company performance; e.g., earnings
targets established at the beginning of a fiscal year reflect anticipated annual share buybacks

Substantial Improvements to Pay Program
Based on Investor Feedback
We acted on our investors’ feedback and made
several significant revisions to our pay program

Financial Metrics Driving Our Pay Program
Long-Term (Equity)
Long-Term (Cash)
Annual
Incentive Program
Performance Restricted
Stock Units (PeRSUs)
Share Price
Adjusted EPS
Stock Options
Adjusted ROIC
Long-Term Incentive Plan
(LTIP)
Long-Term
Earnings Growth
Adjusted OCF
Management Incentive Plan
(MIP)
Adjusted EPS
Adjusted EBITDA
Individual Modifier
Focus on a rigorous and sustainable
approach to delivering returns to our investors
*  Terms used in this table are defined in McKesson’s 2013 proxy statement.
Financial Metrics
*

Explanation of the Pension Value Change
Annual
Assessments of
Actuarial
Assumptions
Each year, we must assess the actuarial assumptions underlying the calculation of our pension liability, including the “lump-sum interest rate” which is used to convert the estimated pension benefit into a lump sum
The lump-sum value of the pension benefit is inversely correlated to fluctuations in the lump-sum interest rate
Adjustments to
the Lump-Sum
Interest Rate and
Its Effect on
Pension Accrual
In FY 2013, we lowered the lump-sum interest rate from 4.0% to 2.3% to reflect the persistent low interest rate environment
This change in interest rate assumption led to a meaningful increase in pension accrual this year; however, of the $24 million shown in the 2013 Summary Compensation Table,
$21 million was attributable to the changes in actuarial assumptions
Rise in Pension
Accrual Does Not
Equate to
Granting
Additional
Compensation
In assessing the Compensation Committee’s executive compensation decisions, we do not believe our investors should factor in pension value swings due to changes in interest rates
These value swings are not in the Compensation Committee’s control. Just as investors should not give the Company credit when lump-sum pension values drop significantly because of interest rate increases, investors should not view the Company as granting additional compensation when lump-sum pension values rise due to changes in interest rate assumptions
Investors should evaluate the pension in the context of the amount contributed, not on the basis of changes in actuarial assumptions

Putting Realizable Pay in Context
A Measure of
Pay for
Performance
Alignment
Realizable pay is a measure that some investors utilize to evaluate the alignment between pay and performance
A well-designed incentive plan combined with strong company performance will result in realizable pay that exceeds grant-date values
In an appropriately performance-based program, when performance is strong, realizable pay increases; if performance is weak, it declines
Alignment with
Performance
Reflected in
Plan Design
Our plans are performance-based to align executive interests with investor interests
68% of our CEO’s target direct compensation was granted in equity
In response to feedback from investors and our Board’s commitment to continually raise the bar on performance for the benefit of our investors, the Compensation Committee acted to meaningfully reduce overall pay in almost every category. These reductions required our management team to stretch even further in their quest for superior performance in order to realize the outcomes produced. The committee’s approach is working, as evidenced by the strong continued growth of our stockholder return for the past several years
Strong
Performance
Over the last three years our performance has been exceptional, which has resulted in higher realizable pay than grant-date pay
While the use of equity grants to incentivize executives has resulted in improved outcomes for our management team, it has also resulted in outstanding returns for McKesson’s investors (64% share price appreciation in the last three fiscal years)
Investors should be pleased that realizable pay has grown because it reflects strong long-term performance and the alignment of pay with performance

Structural Alignment with Performance

Our Commitment to Align Pay and
Performance has Proven Effective
The vast majority of CEO target
direct compensation for the past
several years was granted in equity
Outstanding performance resulted in
higher realizable pay, benefiting all
investors, including executives who
hold substantial share positions
CEO
Equity-Based
Compensation
(68%)
CEO Cash
Compensation
(32%)
Stock Price
Appreciation = 64%
FY 2010
FY 2013
Strong Company Performance

Recently Adopted Best Practices
3
Eliminated a golden parachute benefit
Eliminated CEO excise tax gross-up
Prohibited hedging and pledging
1
2
4
5
Implemented majority voting for director elections
6
Adopted lead independent director role with robust powers
and responsibilities
7
Proposed adoption of by-law provisions to give stockholders
the right to call a special meeting
Eliminated supermajority voting provisions

Board: All directors, except one, are independent and must be elected annually by a majority vote
Lead Director: Our strong independent board leadership is being enhanced in July 2013 when a lead independent director with clearly defined powers and responsibilities begins his service
Committee Membership: All committees, including the Compensation Committee, consist of entirely independent directors
Independent Advisors: Our Compensation Committee has engaged and considers the advice of an independent compensation consultant and independent legal counsel
Investor Input:
• Our Compensation Committee and senior management have engaged with investors and have acted on their feedback regarding McKesson’s pay program
• Our Governance Committee has been responsive to stockholders on corporate governance matters and recently implemented a number of contemporary best practices

Effective Independent Oversight
Independent directors with an overall
goal of delivering superior stockholder value

Election of Directors
• Strong, experienced and independent directors who effectively govern the
Company and continue to drive tremendous long-term stockholder value
Say on Pay
• Maintained our track record of superior performance within the market and our compensation peer group
• Continued to engage with our investors to enhance our pay program and meet investor expectations
• Improved the compensation program to more closely align pay and performance
• Moderated total direct compensation levels
• Continued to follow, and adopt, emerging compensation best practices

We Ask for Your Support
Vote FOR our director nominees and say on pay